Dear Fellow Shareholders:
--------------------------------------------------------------------------------

    The Lexington Tax Free Money Fund returned 2.9%* in 1995 compared with a 2% yield in the prior year. Despite cuts in the Federal Funds rate in both July and December, short-term interest rates were higher last year than in 1994. Moreover, credit concerns caused by the Orange County, California bankruptcy helped lift tax-exempt note yields as a percentage of U.S. Treasury bill yields. This occurred despite a significant decline in short-term municipal borrowings.

    The Fund's current yield remains close to its 1995 average despite the recent drop in taxable and tax-exempt money market yields. Prior to the 25 basis point cut in the Federal Funds rate in December (to 5.50%), we greatly extended the average maturity of the Fund-to 72 days versus 40 days at the end of the third quarter. This was acheived through the purchase of small blocks of insured or prerefunded bonds with maturities ranging from nine months to one year. This maturity extension will tend to cushion the Fund from the decline in money market rates which we expect in the months ahead.

    We look for the Federal Reserve to continue to push money market yields lower. Through its open market purchases and sales of government securities, the Fed can add or subtract liquidity from the banking system and thereby influence the overnight cost of money-the Federal Funds rate. This acts as a cornerstone for all other money market interest rates, including those for municipal obligations. In its recent policy actions, the Federal Reserve has stated that both the current inflation rate and expectations of future inflation are low enough to justify lower interest rates.

    Since the end of the Korean War, Federal Funds have averaged 1.75% more than the inflation level, as measured by the Consumer Price Index. The current spread, using the 2.6% increase in the annual CPI through November, is 2.9%. Even if the level of inflation were to rise in the months ahead, there is ample room to cut the Federal Funds rate to 5% or less by mid-year. Therefore, Lexington shareholders, as well as those of most tax-free money market funds, should expect a decline in their returns over the next few quarters.

    Liquidity and price stability are the key investment features of the Lexington Tax Free Money Fund just as they were in 1981 when management adopted the investment policies required of a money fund. During the subsequent fifteen years, the Fund has experienced no credit or market price fluctuations which could have impaired its $1 a share net asset value. We achieved this record by limiting our holdings to high grade securities with simple investment features. Approximately half of the portfolio consists of variable rate notes, all of which can be redeemed at par upon seven days notice to the issuer. We do not own any securities with long optional put features or complicated yield calculation formulas.

    We appreciate your continued support and welcome the opportunity to answer any questions you may have about your investment.

                    Sincerely,



Denis P. Jamison                      Robert M. DeMichele
Portfolio Manager                     President
January, 1996                         January, 1996






*The average annual yield for the seven day period ended December 31, 1995 was 3.35%. Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Some income is subject to state and local taxes and the federal alternative minimum tax.

Lexington Tax Free Money Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995


 Principal                                                                     Maturity     Coupon      Yield to      Value
  Amount                    Security                               Rating        Date        Rate       Maturity     (Note 1)
-------------------------------------------------------------------------------------------------------------------------------

                Alabama: 6.9%
$  700,000      Alaska Industrial Development & Export
                  Authority (Lot 11)* .........................      A-1        07/01/07     5.45%       5.45%      $  700,000
 1,000,000      Chatom Alabama Industrial Development
                  Board Pollution Control** ...................      A-1+       02/16/96     3.45        3.45        1,000,000
                                                                                                                    ----------
                  Revenue Bonds ...............................    AAA/Aaa      09/01/96     3.90        3.70          250,313
                                                                                                                    ----------
                Arizona: 3.8%
   350,000      Maricopa County School District #4
                  G.O. Bonds .................................     AAA/Aaa      07/01/96     6.60        3.90          354,577
   550,000      Pima County Unified School District #10
                  G.O. Bonds .................................     AAA/Aaa      07/01/96     7.00        4.00          557,986
   140,000      University Of Arizona Pre-Refunded Bonds              AA        06/01/05     7.25        3.70          144,736
                                                                                                                    ----------
                                                                                                                       144,736
                                                                                                                    ----------
                                                                                                                     1,057,299

               California: 10.6%
 1,200,000     California Pollution Control Finance Authority
                 (Southdown Project)* ........................        A-1+      02/15/98     4.20        4.20        1,200,000
   800,000     California Pollution Control Finance Authority
                 (Southern California Project)* ..............     Mig 1/A-1+   02/28/08     5.40        5.40          800,000
 1,000,000     San Francisco Unified School District
                 Tax Revenue Anticipation Notes ..............     Mig 1/SP-1+  07/25/96     4.50        3.90        1,003,245
                                                                                                                    ----------
                                                                                                                     3,003,245
                                                                                                                    ----------

               Florida: 5.3%
 1,400,000     Indian River County Hospital District* ........     VMig 1/A-1   10/01/15     5.25        5.25        1,400,000
   100,000     North Broward Hospital District
                 Pre-Refunded Bonds ..........................        AAA       01/01/14     8.00        4.50          103,009
                                                                                                                    ----------
                                                                                                                     1,503,009
                                                                                                                    ----------

               Georgia: 7.3%
 1,000,000     Fulton County I.D.A. (ADP Project)* ...........       P-1/Aa2    09/01/12     4.25        4.25        1,000,000
   900,000     Georgia Technical Foundation Facilities Inc.* .        A-1+      02/01/12     5.10        5.10          900,000
   155,000     Walker County Water & Sewer
                 Authority Revenue Bonds .....................      AAA/Aaa     04/01/96     4.30        4.00          155,110
                                                                                                                    ----------

                                                                                                                     2,055,110
                                                                                                                    ----------
               Hawaii: 5.3%
 1,500,000     Hawaii State Department Budget & Finance
                 (Kuakini Medical Center)* ...................       VMig 1     07/01/05     5.15        5.15        1,500,000
                                                                                                                    ----------

   400,000     Gary Industrial Environmental Improvement
                 Authority (U.S. Steel)* .....................      P-1/A-1+    07/15/02     4.25        4.25          400,000
                                                                                                                    ----------

               Kansas: 2.8%
   800,000     Burlington Pollution Control (Kansas City
                 Power & Light) Series B Revenue Bonds** .....        P-1       02/13/96     3.65        3.65          800,000
                                                                                                                    ----------


               Kentucky: 3.5%
 1,000,000     Pendleton County Leasing Program** ............        A-1+      01/11/96     3.65        3.65        1,000,000
                                                                                                                    ----------

               Louisiana: 2.5%
   700,000     Caddo Parish I.D.B. (Pennzoil Project)* .......        A-1       12/01/12     4.55        4.55          700,000
                                                                                                                    ----------

               Massachusetts: 5.3%
 1,500,000     Massachusetts State G.O. Notes ................    Mig 1/SP-1    06/12/96     4.25        3.63        1,503,684
                                                                                                                    ----------


Lexington Tax Free Money Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)


 Principal                                                                     Maturity     Coupon      Yield to      Value
  Amount                    Security                               Rating        Date        Rate       Maturity     (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
               Missouri: 2.6%
 $ 690,000     Kansas City Water Authority ....................      Aa/AA      12/01/96      9.25%      3.75%      $  723,765
                                                                                                                    ----------
               New Jersey: 1.8%
   500,000     State Of New Jersey G.O. Bonds .................      AA/Aa      09/15/96      6.25       3.95          507,855
                                                                                                                    ----------
               New York: 3.2%
   600,000     City Of New York* ..............................   VMig 1/A-1+   08/15/18      5.05       5.05          600,000

   300,000     City Of New York Series B ......................   VMig 1/A-1+   10/01/22      5.00       5.00          300,000
                                                                                                                    ----------
                                                                                                                       900,000
                                                                                                                    ----------
               North Carolina: 5.3%
 1,500,000     Person County Industrial Facility Authority
                (Carolina Power) Series 1992A* ................      P-1/A-1    11/01/09      5.20       5.20        1,500,000
                                                                                                                    ----------
               Ohio: 4.6%
 1,300,000     Ohio State Air Quality Authority** .............    VMig1/A-1+   01/10/96      3.90       3.90        1,300,000
                                                                                                                    ----------

               Pennsylvania: 2.1%
   100,000     Lakawanna County New Public Housing
                 Authority Revenue Bonds ......................     AAA/Aaa     05/01/96      5.50       4.00          100,485
   500,000     Venango I.D.A. (Pennzoil Project)
                 Series 1982A* ................................        A-1      12/01/12      4.55       4.55          500,000
                                                                                                                    ----------
                                                                                                                       600,485
                                                                                                                    ----------

               South Carolina: 2.5%
   400,000     York County Pollution Control Authority
                 (Project NRU 84 N-1)* ........................    Mig 1/A-1+   09/15/14       4.65      4.65          400,000
   300,000     York County Pollution Control Authority
                 (Project NRU 84 N-2)* ........................    Mig 1/A-1+   09/15/14       4.65      4.65          300,000
                                                                                                                    ----------
                                                                                                                       700,000
                                                                                                                    ----------

               Tennessee: 0.7%
   200,000     Shelby County G.O. Bonds .......................      Aa/AA+     03/01/96       4.50      4.00          200,146
                                                                                                                    ----------


               Texas: 12.7%
   100,000     City Of Garland G.O. Bonds .....................       AA/Aa     08/15/96       5.00      4.00          100,602
   150,000     City Of Irving G.O. Bonds ......................      Aaa/AA+    09/15/96       6.50      3.90          152,669
   430,000     Coppell I.D.C. Series 1984
                 (Minyard Properties)* ........................        A-1      12/01/01       4.00      4.00          430,000
   800,000     Garland I.D.A.* ................................        A-1      12/01/05       5.45      5.45          800,000
   535,000     San Jacinto Junior College District G.O. Bonds..        Aa       08/01/96       5.00      3.90          538,777
 1,060,000     Texas Higher Education Authority Inc.
                 Series B* ....................................       VMig 1    12/01/25       5.15      5.15        1,060,000
   300,000     Texas Water Development Board
                 (Senior Lien) Revenue Bonds ..................       AAA/Aa    07/15/96       4.60      4.00          300,935
   200,000     University Of Texas Revenue Bonds ..............      Aa1/AA+    08/15/96       6.00      3.70          202,781
                                                                                                                    ----------
                                                                                                                     3,585,764
                                                                                                                    ----------

               Utah: 1.8%
   500,000     Intermountain Power Agency Revenue Bonds .......       Aa/AA-    07/01/96       3.90      3.75          500,354
                                                                                                                    ----------

               Vermont: 1.4%
   400,000     Vermont Student Assistance Corporation .........       VMig 1    01/01/04       3.75      3.75          400,000
                                                                                                                    ----------

               Washington: 3.7%
   935,000     City Of Kent Revenue Bonds .....................      AAA/Aaa    12/01/96       4.00      3.70          937,488
   100,000     Seattle Water System Revenue Bonds .............       AA/Aa     12/01/96       3.90      3.70          100,176
                                                                                                                    ----------
                                                                                                                     1,037,664
                                                                                                                    ----------


Lexington Tax Free Money Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)


 Principal                                                                     Maturity     Coupon      Yield to      Value
  Amount                    Security                               Rating        Date        Rate       Maturity     (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
               Wyoming: 3.9%

$1,000,000     Gillette County (Pacificorp)** .................     A-1+/P-1    01/11/96      3.55%      3.55%     $ 1,000,000
   100,000     Wyoming Community Development Authority
                 Series A Revenue Bonds .......................       AA/Aa     06/01/96      7.30       4.00          101,327
                                                                                                                   -----------
                                                                                                                     1,101,327
                                                                                                                   -----------
               TOTAL INVESTMENTS: 101.0%
                 (cost $28,530,020+) (Note 1)                                                                       28,530,020
               Liabilities in excess of other assets: (1.0%) ..                                                       (298,756)
                                                                                                                   -----------

               TOTAL NET ASSETS: 100.0%
                 (equivalent to $1.00 per share on
                 28,231,264 shares outstanding) ...............                                                    $28,231,264
                                                                                                                   ===========

  *Seven-day Floating Rate Note backed by Letter of Credit.
***Municipal Commercial Paper.
  +Aggregate cost for Federal income tax purposes is identical.

I.D.A.-  Industrial Development Authority
I.D.B.-  Industrial Development Bonds
I.D.C.-  Industrial Development Corporation
G.O.-    General Obligation





                            ------------------------




Lexington Tax Free Money Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995


Assets
Investments in securities, at value (cost $28,530,020) (Note 1) .  $28,530,020
Cash (Note 4) ...................................................       61,909
Receivable for shares sold ......................................       47,664
Interest receivable .............................................      221,526
                                                                   -----------
        Total Assets ............................................   28,861,119
                                                                   -----------

Liabilities
Due to Lexington Management Corporation (Note 2) ................        4,688
Payable for shares redeemed .....................................       27,569
Payable for investment securities purchased .....................      539,520
Accrued expenses ................................................       58,078
                                                                   -----------
        Total Liabilities .......................................      629,855
                                                                   -----------
Net Assets (equivalent to $1.00 per share on
  28,231,264 shares outstanding) (Note 3) .......................  $28,231,264
                                                                   ===========
Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.01 par value per share ......................................  $   282,313
Additional paid-in capital ......................................   27,948,951
                                                                   -----------
                                                                   $28,231,264
                                                                   ===========




  These Notes to Financial Statements are an integral part of these statements.

Lexington Tax Free Money Fund, Inc.
Statement of Operations
Year ended December 31, 1995

Investment Income
Interest income ........................................           $ 1,308,998

Expenses
   Investment advisory fee (Note 2) .................... $168,718
   Accounting and shareholder services expense (Note 2).   62,671
   Custodian and transfer agent expenses ...............   29,693
   Printing and mailing ................................   29,854
   Directors' fees and expenses ........................   13,404
   Audit and legal .....................................   24,372
   Registration fees ...................................   17,941
   Computer processing fees ............................   11,666
   Other expenses ......................................   21,125
                                                         --------
          Total expenses ...............................  379,444
          Less: expenses recovered under contract
            with the investment adviser (Note 2) .......   41,284      338,160
                                                         --------  -----------
          Net investment income ........................               970,838
                                                                   -----------
Increase in Net Assets Resulting from Operations .......            $  970,838
                                                                   ===========



                           -------------------------



Lexington Tax Free Money Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 1995 and 1994



                                                         1995           1994
                                                    -----------    -----------
Net investment income ............................  $   970,838    $   785,450
Distributions to shareholders from net
   investment income .............................     (970,838)      (785,450)
Decrease in net assets from capital share
   transactions (Note 3) .........................   (9,422,578)    (3,441,989)
                                                    -----------    -----------
Net decrease in net assets .......................   (9,422,578)    (3,441,989)
Net Assets
     Beginning of period .........................   37,653,842     41,095,831
                                                    -----------    -----------
     End of period ...............................  $28,231,264    $37,653,842
                                                    ===========    ===========



  The Notes to Financial Statements are an integral part of these statements.

Lexington Tax Free Money Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994


1.  Significant Accounting Policies

Lexington Tax Free Money Fund, Inc. (the ``Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income exempt from Federal income taxes while also maintaining stability of principal, liquidity and preservation of capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Securities Security transactions are accounted for on a trade date basis. Investments are carried at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is carried at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for Federal income taxes has been made.

    Dividends Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.



2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.5% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.3% of average daily net assets in excess of $800 million. LMC is required to reimburse the Fund for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1% of the Fund's average daily net assets. Reimbursement for the year ended December 31, 1995 amounted to $41,284 and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund but paid by LMC.


3.  Capital Stock

Transactions (at $1.00 per share) in capital stock were as follows:
                                                  Year ended       Year ended
                                                 December 31,     December 31,
                                                    1995              1994
                                                 -----------      -----------
   Shares sold .................................. 17,149,761       25,605,181
   Shares issued on reinvestment of dividends ...    850,185          692,214
                                                 -----------      -----------
                                                  17,999,946       26,297,395
   Shares redeemed ..............................(27,422,524)     (29,739,384)
                                                 -----------      -----------
         Net decrease in outstanding shares ..... (9,422,578)      (3,441,989)
                                                 ===========      ===========

4. Cash

In order to facilitate the clearing process for redemptions by check, the Fund maintains a compensating balance with its transfer agent. At December 31, 1995, this compensating balance amounted to $44,900 and is included in cash in the statement of assets and liabilities.

Lexington  Tax Free  Money  Fund,  Inc.
Financial Highlights

Selected per share data for a share outstanding  throughout the period:

                                                 Year Ended December 31,
                                     -----------------------------------------
                                      1995     1994     1993     1992    1991
                                     -----    -----    -----    -----    -----
Net asset value, beginning
   of period ......................  $1.00    $1.00    $1.00    $1.00    $1.00
Income from investment operations:
      Net investment income .......   .029     .020     .018     .024     .041

Less distributions:
      Dividends from net
         investment income ........  (.029)   (.020)   (.018)   (.024)   (.041)
                                     -----    -----    -----    -----    -----
Net asset value, end of period ....  $1.00    $1.00    $1.00    $1.00    $1.00
                                     =====    =====    =====    =====    =====

Total Return ......................  2.92%    2.00%    1.78%    2.47%    4.22%
Ratio to average net assets:
  Expenses, before reimbursement ..  1.12%    1.09%    0.92%    0.99%    0.96%
  Expenses, net of reimbursement ..  1.00%    1.00%    0.92%    0.99%    0.96%
  Net investment income, before
     reimbursement ................  2.76%    1.88%    1.77%    2.46%    4.06%
  Net investment income              2.88%    1.97%    1.77%    2.46%    4.06%
Net assets, end of period
    (000's omitted) ...............$28,231  $37,654  $41,096  $45,844  $53,722



                         -----------------------------


Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Tax Free Money Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Tax Free Money Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Tax Free Money Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP




New York, New York
February 5, 1996

Left Col.


Investment Adviser
--------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
--------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



     -------------------------------------------
      All shareholder requests for services of any kind should be sent to:

      Transfer Agent
     -------------------------------------------
      STATE STREET BANK AND
      TRUST COMPANY
      c/o National Financial Data Services
      1004 Balitmore
      Kansas City, Missouri 64105

      Or call toll free:
      Service and Sales: 1-800-526-0056
      24 Hour Account Information:
      1-800-526-0052



--------------------------------------------------------
(800) 526-0052

                       "LEXLINE"
       24 hour toll-free telephone access to your
                Lexington Fund account
      Price/Yield * Account Balances * Exchanges *
Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Tax Free Money Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.





Right Col


                      L E X I N G T O N



              ----------------------------------

                          LEXINGTON
                            TAX
                            FREE
                            MONEY
                         FUND, INC.
                    ----------------------
                Seeks to achieve current income
                  exempt from Federal income
               taxes while maintaining stability
                    of principal, liquidity
                  and preservation of capital.
                    ----------------------

                        ANNUAL REPORT
                      DECEMBER 31, 1995
                     The Lexington Group
                         of No Load
                    Investment Companies
              ----------------------------------